UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2004

SATCON TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11512	04-2857552
(Commission File Number)	(I.R.S. Employer Identification No.)

27 Drydock Avenue Boston, Massachusetts	02210-2377
(Address of Principal Executive Offices)	(Zip Code)

(617) 897-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

ITEM 5.02 (d) –Election of Directors

On December 2, 2004 the Registrant’s Board of Directors elected the following individuals as independent Directors to serve on the Board of the Company.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Directors Name	Date of Election
Joseph E. Levangie	December 2, 2004
Andrew R. Muir	December 2, 2004

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.          Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SATCON TECHNOLOGY CORPORATION

(Registrant)

Date: December 7, 2004	By:	/s/ Ralph M. Norwood
Ralph M. Norwood
Vice President and Chief Financial Officer